UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revise accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
and

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2017 (the “Prior 8-K”), Cleco Power LLC (“Cleco Power”), a wholly owned subsidiary of Cleco Corporate Holdings LLC, entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the purchasers named therein (the “Purchasers”) for the issuance and sale in a private placement of an aggregate principal amount of $175.0 million of unsecured senior notes (the “Offering”) consisting of $25.0 million aggregate principal amount of 2.94% Senior Notes due December 16, 2022 (the “2022 Notes”), $100.0 million aggregate principal amount of 3.08% Senior Notes due December 16, 2023 (the “2023 Notes”), and $50.0 million aggregate principal amount of 3.17% Senior Notes due December 16, 2024 (the “2024 Notes” and together with the 2022 Notes and the 2023 Notes, the “senior notes”).
On December 18, 2017, Cleco Power completed an initial closing of the Offering and sold and issued to certain of the Purchasers an aggregate principal amount of $125.0 million of its senior notes consisting of the 2022 Notes and the 2023 Notes. On March 26, 2018, Cleco Power issued and sold to certain of the Purchasers the remaining $50.0 million aggregate principal amount of the 2024 Notes.
A description of the terms and conditions of the senior notes and a copy of the Note Purchase Agreement were previously filed with the Prior 8-K, which is hereby incorporated herein by reference. The foregoing does not purport to be a complete description of the Note Purchase Agreement, and is qualified in its entirety by reference to the full text of the Note Purchase Agreement which was filed as Exhibit 10.1 to the Prior 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: March 26, 2018	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: March 26, 2018	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer